LICENSING REVENUE (Details Narrative) $ in Thousands	12 Months Ended
	Dec. 31, 2015 USD ($)	Dec. 31, 2010 USD ($)	Feb. 12, 2015 Integer
Licensing Revenue Details Narrative
Upfront payment		$ 13,088
Recognized revenue	$ 13,088
Recognized revenue estimated service period	5 years
Expected target of number of patients | Integer			340
Contractual agreement of payment description		The agreement provided for further payments to be made upon regulatory approval and sales milestones payments, and tiered supply and royalty payments of a minimum of 26% to increase progressively up to 40% of total net sales in the case specific contractual conditions are achieved.